SUPPLEMENT FOR

CALVERT VARIABLE SERIES, INC.
CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO

Prospectus dated April 30, 2007
Date of Supplement: June 18, 2007

The following is added to the cover page of the Prospectus:

The Board of Directors has approved a resolution to "merge" Calvert Social Small Cap Growth Portfolio into Calvert Social Mid Cap Growth Portfolio, each a series of Calvert Variable Series, Inc.

Calvert Social Small Cap Growth Portfolio shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of Calvert Social Small Cap Growth Portfolio will be exchanged for shares of Calvert Social Mid Cap Growth Portfolio. The number of Calvert Social Mid Cap Growth Portfolio shares you receive will depend on the value of your Calvert Social Small Cap Growth shares at the time the merger takes place.

A filing will be made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.